                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         -------------------------------


                                   FORM 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 3, 1997



                        GREEN TREE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      01-08916                41-1807858
----------------------------    ------------------------    -------------------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)




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ITEM 1.  Changes in Control of Registrant.

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable


ITEM 3.  Bankruptcy or Receivership.

         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.

         Not applicable


ITEM 5.  Other Events.

         Not applicable.


ITEM 6.  Resignations of Registrant's Directors.

         Not applicable


ITEM 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                   99.1 Term Sheet dated December 1, 1997, distributed in connection with $850,000,000 Manufactured Housing Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 1997-8.

                   99.2 Term Sheet dated December 2, 1997, distributed in connection with $850,000,000 Manufactured Housing Contract Senior/Subordinate Pass-Through
                                    Certificates, Series 1997-8.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 3, 1997                GREEN TREE FINANCIAL CORPORATION


                                       By: /s/ Scott T. Young
                                       _____________________________
                                           Scott T. Young
                                           Vice President and Controller



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  INDEX TO EXHIBITS


  Exhibit
  Number                                                                    Page
  ------                                                                    ----

   99.1          Term Sheet dated December 1, 1997,
                 distributed in connection
                 with $850,000,000 Manufactured Housing
                 Contract Senior/Subordinate Pass-Through
                 Certificates, Series 1997-8.

   99.2 Term Sheet dated December 2, 1997, distributed in connection with $850,000,000 Manufactured
                 Housing Contract Senior/Subordinate Pass-Through
                 Certificates, Series 1997-8.


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